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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-32946, 333-38486, 333-73592, 333-83646) and the
Registration Statement on Form S-8 (No. 333-34300) of iStar Financial Inc. of our report dated March 1, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

New York, NY
March 26, 2002